UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2024

Zalatoris Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-41143	86-1837862
(Commission File Number)	(IRS Employer Identification No.)

99 Wall Street, Suite 5801,
New York, New York 10005
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (917) 675-3106

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange
Units, each consisting of one Class A Ordinary	TCOA.U	New York Stock Exchange Share and one Redeemable Warrant
Class A Ordinary Share, $0.0001 par value per	TCOA	New York Stock Exchange share
Redeemable Warrants, each warrant exercisable for one Class A Ordinary Share at an exercise	TCOA WS	New York Stock Exchange price of $11.50 per share

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A (the “Amended Form 8-K”) is being filed as an amendment to the Current Reports on Form 8-K filed by Zalatoris Acquisition Corp. (the “Company”) on January 5, 2024 and January 17, 2024 (the “Original Form 8-Ks”). The sole purpose of this Amended Form 8-K is to amend and replace certain information under Item 8.01 in the Current Report on Form 8-K filed on January 5, 2024, and Item 5.07 in the Current Report on Form 8-K filed on January 17, 2024, with the information set forth in this Amended Form 8-K. This Amended Form 8-K does not otherwise change or update the disclosures set forth in the Original Form 8-Ks and does not otherwise reflect events after the Original Form 8-Ks were filed.

Item 8.01 Other Events

On January 5, 2024, the Company filed its Current Report on Form 8-K to disclose the redemption price related to the special meeting of the Company’s stockholders that was held on January 12, 2024 (the “Special Meeting”). This Amended Form 8-K is filed to resolve scriveners’ errors with regards to the redemption price reported therein. For avoidance of doubt, the approximate trust price per share to be paid from the trust account for redemptions is $10.79.

On January 17, 2024, the Company filed its Current Report on Form 8-K to disclose the results of the Special Meeting. This Amended Form 8-K is filed to correct and clarify the number of shares of Class A common stock outstanding and entitled to vote at the Special Meeting, which were 6,358,118. For avoidance of doubt, there are 2,892,121 shares of Class A common stock held by the Company’s public stockholders following redemptions.

Item 9.01. Exhibits.

Exhibit Number	Description of Exhibit
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and excluded in Exhibit)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZALATORIS ACQUISITION CORP.

Date: February 13, 2024	By:	/s/ Pantelis Dimitriou
Pantelis Dimitriou
Chief Financial Officer

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